Offerings - Offering: 1	Aug. 27, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 2,300,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 352.13
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 177,743 Shares (approximately 5.00% of the net assets of the Fund as of July 31, 2025) based on a net asset value per Share as of close of business on July 31, 2025 of $12.94.